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Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                          Feb 29, 2000
Current Due Period Ending                           Mar 31, 2000
Prior Distribution Date                             Mar 14, 2000
Distribution Date                                   Apr 14, 2000


Beginning Trust Principal Receivables           3,785,875,921.66
Average Principal Receivables                   3,785,714,146.68
FC&A Collections (Includes Recoveries)             60,537,690.29
Principal Collections                             110,434,786.35
Additional Balances                                39,331,453.87
Net Principal Collections                          71,103,332.48
Defaulted Amount                                   29,343,098.32
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,583,128.00

Beginning Participation Invested Amount           306,607,319.14
Beginning Participation Unpaid Principal          306,607,319.14
Balance
Ending Participation Invested Amount              298,472,100.87
Ending Participation Unpaid Principal Balance     298,472,100.87

Accelerated Amortization Date                       Oct 15, 2000
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 306,607,319.14
Numerator for Fixed Allocation                    314,494,600.35
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)
Applicable Allocation Percentage                         8.0991%
Investor FC&A Collections                           4,902,984.80

Series Participation Interest Default Amount
Numerator for Floating Allocation                 306,607,319.14
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)
Floating Allocation Percentage                           8.0991%
Series Participation Interest Default Amount        2,376,515.60


Principal Allocation Components
Numerator for Floating Allocation                 306,607,319.14
Numerator for Fixed Allocation                    314,494,600.35
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.2500%
(c) Rate Sufficient to Cover Interest, Yield             6.4367%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          306,607,319.14
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      1,914,166.53

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           8,135,218.27
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       5,758,702.67
or e]
(b) prior to Accelerated Amort. Date or not         5,758,702.67
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.0991%
(d) Net Principal Collections                      71,103,332.48
(e) after Accelerated Amort Date or Early Amort     9,174,264.79
Period, [f*g]
(f) Fixed Allocation Percentage                          8.3074%
(g) Collections of Principal                      110,434,786.35

(h) Minimum Principal Amount, [Min(i,l)]            3,142,416.14
(i)  Floating Allocation Percentage of              8,944,181.33
Principal Collections
(j)  1.8% of the Series Participation Interest      5,518,931.74
Invested Amount
(k) Series Participation Interest Net Default       2,376,515.60
Payment Amount
(l)  the excess of (j) over (k)                     3,142,416.14

(m) Series Participation Interest Net Default       2,376,515.60
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     4,902,984.80
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,914,166.53
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,376,515.60
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  511,012.20
Excess [Sec. 4.11(a)(vi)]                             101,290.47

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

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Seller's Interest                                 877,910,949.94

Series 1995-1

Owner Trust Calculations Due Period        Mar 31, 2000

Ending Payment Date                        Apr 17, 2000



Calculation of Interest Expense


Index (LIBOR)                      6.003750%

Accrual end date                Apr 17, 2000

accrual beginning date          Mar 15, 2000

and days in Interest Period               33


                  Class A         Class B       Certificates      Overcoll
                                                                  Amount

Beginning       153,238,139.86  113,444,708.08  10,731,256.17  29,193,215.03
Unpaid
Principal
Balance

Previously                0.00            0.00           0.00
unpaid
interest/yield

Spread to index          0.24%          0.625%          1.03%

Rate (capped at      6.243750%       6.628750%      7.033750%
13.0%, 15%,16%)

Interest/Yield      877,048.92      689,330.22      69,190.89
Payable on the
Principal Balance

Interest on               0.00            0.00           0.00
previously
unpaid
interest/yield

Interest/Yield      877,048.92      689,330.22      69,190.89
Due

Interest/Yield
Paid                877,048.92      689,330.22      69,190.89


Summary


Beginning
Security        153,238,139.86  113,444,708.08  10,731,256.17  29,193,215.03
Balance

Beginning
Adjusted        153,238,139.86  113,444,708.08  10,731,256.17
Balance

Principal Paid    4,065,965.94    3,010,030.76     284,732.64     838,365.45

Ending Security
Balance         149,172,173.92  110,434,677.32  10,446,523.53  28,418,726.10

Ending Adjusted
Balance         149,172,173.92  110,434,677.32  10,446,523.53

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Ending                                                3.5000%
Certificate
Balance as %
Participation
Interest
Invested Amount

Targeted        149,236,050.44  110,434,677.32  10,446,523.53
Balance

Minimum                          61,666,666.67   5,833,333.33  15,833,333.33
Adjusted
Balance

Certificate                                      9,044,898.54
Minimum Balance

Ending OC                                                      28,418,726.09
Amount as
Holdback Amount

Ending OC                                                               0.01
Amount as
Accelerated
Prin Pmts


Beginning Net             0.00            0.00           0.00           0.00
Charge offs

Reversals                 0.00            0.00           0.00           0.00

Charge offs               0.00            0.00           0.00           0.00

Ending Net                0.00            0.00           0.00           0.00
Charge Offs


Interest/Yield      $1.1693986      $4.0031721     $2.2832263
Paid per $1000

Principal Paid      $5.4212879     $17.4802595     $9.3958765
per $1000

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Series 1995-1  Owner Trust Calculations
Due Period                                            March 2000
Payment Date                                        Apr 17, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        8,135,218.27
(b) Series Participation Interest Charge                    0.00
Offs
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          63,876.52

Series Participation Interest Monthly               1,914,166.53
Interest

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.             877,048.92
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             689,330.22
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield-              69,190.89
Sec. 3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-        4,002,089.42
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         3,010,030.76
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant                  0.00
to Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal               284,732.64
Balance subject to Min Adj Bal- Sec.
3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           838,365.45
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal
Payment Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              63,876.52


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal                        0.00
provided OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated             214,719.98
Certificate - Sec. 3.05(a)(vii)


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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin           838,365.45
Amt subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total           63,876.52
Accelerated Principal Payments
To Designated Certificate Holder up to                774,488.93
Holdback Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            2,856.35

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